EXHIBIT 32      Certification Pursuant to Title 18, United States
                Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002


In connection with the Quarterly Report of Galaxy Championship Wrestling, Inc. ("Galaxy") on Form 10-QSB for the three-month period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerome Jolly, President and Chief Executive Officer of Galaxy, and I, Jerome Jolly, Principal Financial Officer of Galaxy, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The  Report fully complies with the requirements of Section
  13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Galaxy

Date: September 4, 2003

/s/ Jerome Jolly
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Jerome Jolly
President, Chief Executive Officer and
Principal Financial Officer